UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of Report (Date of Earliest Event Reported): July 6, 2006


                          HALIFAX CORPORATION
        (Exact name of registrant as specified in its charter)


     Virginia              1-08964               54-0829246
  (State or other       (Commission File      (I.R.S. Employer
  jurisdiction of           Number)         Identification No.)
   incorporation)

5250 Cherokee Avenue, Alexandria, Virginia           22312
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number,including area code:(703)658-2400

                              N/A
Former name, former address, and former fiscal year, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On July 6, 2006, we and our subsidiaries amended and restated our Second Amended and Restated Loan and Security Agreement with Provident Bank to extend the maturity date under the agreement to June 30, 2008. The aggregate amount available to us under the agreement remains at $12.0 million. We also amended and restated the agreement to provide for an auxiliary revolver facility with a maximum borrowing capacity of $1.0 million, which is based upon a borrowing base of up to 25% of our eligible inventory. We are permitted to use the proceeds of the auxiliary revolver facility for costs related to the commencement of any new contract. The amount outstanding under the agreement bears interest at the bank's prime rate plus one-quarter percent (0.25%). We will also pay an unused commitment fee on the difference between the maximum amount we can borrow and the amount advanced, determined by the average daily amount outstanding during the period. The difference is multiplied by one-quarter percent (0.25%). This amount is payable on September 30, 2006 and on the last day of each quarter until the agreement has been terminated. Additionally, we will pay a fee of $1,000 per month. Advances under the agreement are collateralized by a first priority security interest on all of our assets as defined in the agreement. As of March 31, 2006, $6.9 million was outstanding and $5.1 million was available to us. The interest rate at March 31, 2006 was 8%.

     The agreement contains representations, warranties and covenants that are that are customary in connection with a transaction of this type. The agreement contains certain covenants including, but not limited to: (i) maintaining our accounts in a cash collateral account at Provident Bank, the funds in which accounts we may apply in our discretion against our obligations owed to Provident Bank, (ii) notifying Provident Bank in writing of any cancellation of a contract having annual revenues in excess of $250,000, (iii) in the event receivables arise out of government contracts, we will assign to Provident Bank all government contracts with amounts payable of $100,000 or greater and in duration of six months or longer, (iv) obtaining written consent from Provident Bank prior to permitting a change in ownership of more than 25% of the stock or other equity interests of us and our subsidiaries or permit us or any of such entities to enter into any merger or consolidation or sell or lease substantially all of our or its assets, and (v) obtaining prior written consent of Provident Bank, subject to exceptions, to make payments of debt to any person or entity or making any distributions of any kind to any officers, employees or members. The agreement also contains certain financial covenants which we are required to maintain including, but not limited to tangible net worth, current ratio, total liabilities to net worth ratio, debt service coverage and current ratio, as more fully described in the agreement.

     Events of default, include, but are not limited to: (i) a determination by Provident Bank that the financial condition of us or any person or entity that generally is now or hereafter liable, directly, contingently or otherwise obligated to pay Provident Bank under the agreement ("Other Obligor") is unsatisfactory, (ii) we or an Other Obligor becomes insolvent, (iii) the suspension of business, or commission of an act amounting to business failure by us or any Other Obligor, (iv) a change in more than 25% of the ownership of us without the prior written consent of Provident Bank, and (v) the occurrence of an event which is, or with the passage of time or the giving of notice or both, a default under any indebtedness in excess of $100,000 of us or any Other Obligor. Upon an event of default, our lender may (i) accelerate and call immediately due and payable all of the unpaid principal, accrued interest and other sums due as of the date of default, (ii) impose the default rate of interest with or without acceleration, (iii) file suit against us or any Other Obligor, (iv) seek specific performance or injunctive relief to enforce performance of the our obligations (v) exercise any rights of a secured creditor under the Uniform Commercial Code, (vi) cease making advances or extending credit to us and stop and retract the making of any advances which we may have requested, and (vii) reduce the maximum amount we are permitted to borrow under the agreement. We have also authorized Provident Bank, upon a default, but without prior notice to or demand upon us and without prior opportunity of us to be heard, to institute an action for replevin, with or without bond as Provident Bank may elect, to obtain possession of any of the collateral.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     (C) Exhibits.

     10.1 Third Amended and Restated Loan and Security Agreement, dated July 6, 2006, by and between Halifax Corporation, Halifax Engineering, Inc., Microserv LLC, Halifax AlphaNational Acquisition, Inc. and
Provident Bank and related documents.

Forward Looking Statements

     Certain statements in this Current Report on Form 8-K constitute "forward-looking statements" within the meaning of the Federal Private Securities Litigation Reform Act of 1995. While forward-looking statements sometimes are presented with numerical specificity, they are based on various assumptions made by management regarding future events over which we have little or no control. Forward-looking statements may be identified by words including "anticipate," "believe," "estimate," "expect" and similar expressions. We caution readers that forward-looking statements, including without limitation, those relating to future business prospects, revenues, working capital, liquidity, and income, are subject to certain risks and uncertainties that would cause actual results to differ materially from those indicated in the forward-looking statements. Factors that could cause actual results to differ from forward-looking statements include the concentration of our revenues, risks involved in contracting with our customers, including difficulties to accurately estimate costs when bidding on a contract and the occurrence of start-up costs prior to receiving revenues and contract with fixed price provisions, government contracting risks, potential conflicts of interest, difficulties we may have in attracting and retaining management, professional and administrative staff, fluctuation in quarterly results, risks related to acquisitions and acquisition strategy, continued favorable banking relationships, the availability of capital to finance operations and ability to make payments on outstanding indebtedness, weakened economic conditions, acts of terrorism, risks related to competition and our ability to continue to perform efficiently on contracts, and other risks and factors identified from time to time in the reports we file with the Securities and Exchange Commission ("SEC"), including our Annual Report on Form 10-K. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected.

     Forward-looking statements are intended to apply only at the time they are made. Moreover, whether or not stated in connection with a forward-looking statement, we undertake no obligation to correct or update a forward-looking statement should we later become aware that it is not likely to be achieved. If we were to update or correct a forward-looking statement, you should not conclude that we will make additional updates or correction thereafter.

                               SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HALIFAX CORPORATION



Date: July 6, 2006            By:  /s/Joseph Sciacca
                                   Joseph Sciacca
                                   Vice President, Finance & CFO

                           INDEX TO EXHIBITS

Exhibit                       Description
Number

10.1 Third Amended and Restated Loan and Security Agreement, dated July 6, 2006, by and between Halifax Corporation, Halifax Engineering, Inc., Microserv LLC, Halifax AlphaNational Acquisition, Inc. and Provident Bank and related documents.